UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported)    January 3, 2005
                                                         -----------------------

                        MEDIALINK WORLDWIDE INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            No. 0-21989                                 52-1481284
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    (Commission File Number)                (IRS Employer Identification No.)

  708 Third Avenue, New York, New York                     10017
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (212) 682-8300
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 31, 2004, Medialink Worldwide Incorporated (the "Company") entered into a definitive agreement with Bacon's Information Inc. ("Bacon's"), a wholly-owned subsidiary of The Observer Group AB ("Observer"), a public relations services company based in Stockholm, Sweden, pursuant to which the Company sold substantially all of the assets of its research unit, Delahaye Division, to Bacon's and Bacon's assumed certain liabilities of the Delahaye Division in the United States, and MediaLink UK Limited, a wholly-owned subsidiary of the Company, entered into a definitive agreement with Romeike, Limited ("Romeike"), a wholly-owned subsidiary of Observer, pursuant to which Romeike purchased substantially all of the assets and assumed certain liabilities of the Delahaye Division in the United Kingdom for an aggregate purchase price of $8 million in cash.


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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On January 3, 2005, the Registrant issued a press release concerning the sale of its Delahaye Medialink division. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information.

      The pro forma consolidated financial information regarding the disposition of the Delahaye Medialink division which is required to be filed as part of this Current Report on Form 8-K is not currently available. Such financial information shall be filed by amendment to this report on Form 8-K.

EXHIBIT

99.1    Press Release of Medialink Worldwide Incorporated dated January 3, 2005.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2005                   MEDIALINK WORLDWIDE INCORPORATED


                                        /s/ J. Graeme McWhirter
                                        ----------------------------------------
                                        Name:  J. Graeme McWhirter
                                        Title: Executive Vice President and
                                               Chief Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER        DESCRIPTION

99.1          Press Release of Medialink Worldwide Incorporated dated January 3,
              2005


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